Exhibit 32 - Certification Pursuant to Section 906 of the Sarbanes-Oxley
             Act of 2002

In connection with the filing of the Annual Report on Form 10-K for the Year Ended December 31, 2005, (the "Report") by Interchange Financial Services Corporation ("Registrant"), each of the undersigned hereby certifies that:


     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and


     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant as of the dates and for the periods covered by the Report.


                                    /s/ Anthony S. Abbate
                                    -------------------------------------------
                                    Anthony S. Abbate
                                    President and Chief Executive Officer

                                    /s/ Charles T. Field
                                    -------------------------------------------
                                    Charles T. Field
                                    Senior Vice President and CFO

Date: March 16, 2006